Intangible assets (Tables)	12 Months Ended
Dec. 31, 2025
Intangible assets
Schedule of intangible assets

	Development	Patents and
(in EUR 000)	cost	licenses	Total
Cost
Opening value at January 1, 2024	48,671	591	49,262
Additions	4,739	—	4,739
Cost at December 31, 2024	53,410	591	54,001
Additions	2,877	—	2,877
Disposals	(916)	—	(916)
Other movements	(4)	—	(4)
Cost at December 31, 2025	55,367	591	55,958
Amortization
Opening amortization at January 1, 2024	(2,528)	(126)	(2,654)
Amortization	(924)	(42)	(966)
Amortization at December 31, 2024	(3,452)	(168)	(3,620)
Amortization	(2,187)	(43)	(2,230)
Impairment loss	(916)	—	(916)
Disposals	916	—	916
Amortization at December 31, 2025	(5,639)	(211)	(5,850)
Net book value at December 31, 2024	49,958	423	50,381
Net book value at December 31, 2025	49,728	380	50,108

Schedule of discount rates and long-term growth rates applied over the expected term that the assets will generate economic benefits

	Outside US	US
Discount rate	13.95%	14.20%